                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 20, 2000
               Date of earliest event reported: November 19, 1999



                                ASK JEEVES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)






           000-26521                                      94-3334199
     (Commission File No.)                    (IRS Employer Identification No.)





                5858 HORTON ST., SUITE 350, EMERYVILLE, CA 94608
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 985-7400


                                  -------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The undersigned registrant, Ask Jeeves, Inc., hereby amends the following items, financial statements, exhibits or other portions of the current report on Form 8-K filed on December 2, 1999 related to Ask Jeeves, Inc.'s acquisition of Net Effect Systems, Inc. on November 19, 1999 by means of a merger among Ask Jeeves, Inc., Net Effect Systems, Inc. and Neutral Acquisition Corp., a wholly owned subsidiary of Parent.

ITEM 5.  OTHER EVENTS

Risk Factors that may Affect Results of Operations and Financial Condition.

OUR ACQUISITION OF NET EFFECT SYSTEMS, INC. MAY BE DIFFICULT TO INTEGRATE, DISRUPT OUR BUSINESS, DILUTE STOCKHOLDER VALUE OR DIVERT MANAGEMENT ATTENTION

         We merged with Net Effect Systems, Inc. effective November 19, 1999. We may encounter risks to our business, associated with the assimilation of Net Effect Systems, Inc., including:

- difficulties in assimilation of acquired personnel, operations, technologies or products;

-        unanticipated costs associated with the acquisition;

-        diversion of management's attention from other business concerns;

- adverse effects on our existing business relationships with our or Net Effect Systems' customers; and

-        inability to retain employees of Net Effect Systems.

         As part of our business strategy, we may in the future seek to acquire or invest in additional businesses, products or technologies that we believe could complement or expand our business, augment our market coverage, enhance our technical capabilities or that may otherwise offer growth opportunities. These future acquisitions could pose the same risks to our business posed by the acquisition of Net Effect Systems described above. In addition, with future acquisitions, we could use substantial portions of our available cash, as all or a portion of the purchase price. We could also issue additional securities as consideration for these acquisitions, which could cause our stockholders to suffer significant dilution. Our acquisition of Net Effect Systems, and any future acquisitions, even if successfully completed, may not generate any additional revenue or provide any benefit to our business.


WE MAY NOT ACHIEVE ANTICIPATED ADDITIONAL REVENUES OR BENEFITS AS A RESULT OF OUR ACQUISITION OF NET EFFECT SYSTEMS, INC.

         With the acquisition of Net Effect Systems, Inc. we seek to extend our ability to provide a live-help service that enables real-time, text-based communication between a company and its online customers. If we are unable to successfully integrate Net Effect Systems, Inc. or create new or enhanced services, we may not achieve the anticipated benefits from our merger with Net Effect Systems, Inc. If we fail to achieve the anticipated benefits from the acquisition, we may incur increased expenses, experience a shortfall in our anticipated revenues and we may not obtain a satisfactory return on our investment. In addition, if any significant number of Net Effect Systems, Inc. employees fail to remain employed with us, we may experience difficulties in achieving the expected benefits of the acquisition.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     See Exhibit 99.1 for audited financial statements of Net Effect Systems,
Inc.

(b)  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

     The following unaudited pro forma condensed consolidated financial statements give effect to the merger of Ask Jeeves, Inc. with Net Effect Systems, Inc., which was accounted for as a pooling of interests. The unaudited pro forma condensed consolidated balance sheet presents the combined financial position of Ask Jeeves, Inc. and Net Effect Systems, Inc. as of September 30, 1999, assuming that the merger had occurred as of September 30, 1999. Such pro forma information is based upon the historical balance sheet data of Ask Jeeves, Inc. and Net Effect Systems, Inc. as of that date. The unaudited pro forma condensed consolidated statement of operations gives effect to the merger of Ask Jeeves, Inc. and Net Effect Systems, Inc. by combining the results of operations of Ask Jeeves, Inc. and Net Effect Systems, Inc. for the two years ended December 31, 1998 and the nine months ended September 30, 1998 and 1999, on a pooling of interests basis. These unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Ask Jeeves, Inc. included in the Company's Registration Statement on Form S-1 filed April 30, 1999, as amended and effective June 30, 1999, and its June 30, 1999 and September 30, 1999 quarterly 10Q filings with the Securities and Exchange Commission, and the historical financial statements and notes thereto of Net Effect Systems, Inc. included as exhibits herein.

     The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

                                ASK JEEVES, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET



                                                                                       SEPTEMBER 30, 1999
                                                                      -----------------------------------------------------
                                                                                                                PRO FORMA
                                                                        ASK JEEVES          NET EFFECT           COMBINED
                                                                      ---------------     --------------       ------------
Assets
Current assets:
   Cash and cash equivalents ....................................      $  32,516,473       $   6,128,073       $  38,644,546
   Short-term investments .......................................         22,279,913                  --          22,279,913
   Accounts receivable, net .....................................          6,748,847             147,385           6,896,232
   Prepaid expenses and other current assets ....................          2,198,559             184,174           2,382,733
                                                                      ---------------     --------------       -------------
Total current assets ............................................         63,743,792           6,459,632          70,203,424

Property and equipment, net .....................................          5,395,390             418,324           5,813,714
Investments .....................................................          1,997,913                  --           1,997,913
Other assets ....................................................          1,260,457             115,307           1,375,764
                                                                      ---------------     --------------       -------------
Total assets ....................................................      $  72,397,552       $   6,993,263        $ 79,390,815
                                                                      ---------------     --------------       -------------
                                                                      ---------------     --------------       -------------
Liabilities and Stockholders' Equity Current liabilities:
  Accounts payable ..............................................      $   2,054,989       $     200,594       $   2,255,583
  Accrued compensation and related expenses .....................          3,571,741             465,127           4,036,868
  Other accrued liabilities .....................................          3,403,098             599,084           4,002,182
  Deferred revenue ..............................................          2,647,823             126,270           2,774,093
  Current portion of capital lease obligations ..................            660,609                  --             660,609
                                                                      ---------------     --------------       -------------
Total current liabilities .......................................         12,338,260           1,391,075          13,729,335
Capital lease obligations, less current portion .................          2,196,462                  --           2,196,462
Commitments
Stockholders' equity
  Preferred stock ...............................................                 --          12,981,038          12,981,038
  Common stock ..................................................         88,596,152             449,831          89,045,983
  Deferred stock compensation ...................................        (1,737,376)                  --         (1,737,376)
  Accumulated deficit ...........................................       (28,995,946)         (7,828,681)        (36,824,627)
                                                                      ---------------     --------------       -------------
Total stockholders' equity ......................................         57,862,830           5,602,188          63,465,018
                                                                      ---------------     --------------       -------------
Total liabilities and stockholders' equity ......................      $  72,397,552       $   6,993,263       $  79,390,815
                                                                      ---------------     --------------       -------------
                                                                      ---------------     --------------       -------------

                     See accompanying notes to the pro forma
                 condensed consolidated financial information.

                                ASK JEEVES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS




                                                                    NINE MONTHS ENDED SEPTEMBER 30, 1999
                                                             --------------------------------------------------
                                                                                                   PRO FORMA
                                                                ASK JEEVES       NET EFFECT        COMBINED
                                                             ---------------  ----------------  ---------------
Revenue
   Consumer ...........................................     $   7,201,116     $           --       $  7,201,116
   Corporate ..........................................         3,100,329            823,407          3,923,736
                                                             ---------------  ----------------  ---------------
Total Revenues ........................................        10,301,445            823,407         11,124,852

Cost of Revenue
   Consumer ...........................................         3,664,856                 --          3,664,856
   Corporate ..........................................         3,695,118            957,818          4,652,936
                                                             ---------------  ----------------  ---------------
Total cost of revenues ................................         7,359,974            957,818          8,317,792
                                                             ---------------  ----------------  ---------------
Gross profit (loss) ...................................         2,941,471          (134,411)          2,807,060


Operating expenses:
   Product development ................................         3,460,618          1,852,341          5,312,959
   Sales and marketing ................................        19,269,005          2,065,607         21,334,612
   General and administrative .........................         3,678,456          1,135,926          4,814,382
   Amortization of deferred stock compensation ........         1,470,558                 --          1,470,558
   Write-off of in-process technology acquired .........          360,697                 --            360,697
                                                             ---------------  ----------------  ---------------
Total operating expenses ..............................        28,239,334          5,053,874         33,293,208
                                                             ---------------  ----------------  ---------------
Operating loss ........................................      (25,297,863)        (5,188,285)       (30,486,148)
Interest income .......................................         1,119,116            182,820          1,301,936
                                                             ---------------  ----------------  ---------------
Net loss before provision for income tax ..............      (24,178,747)        (5,005,465)       (29,184,212)
Provision for income taxes ............................                --              1,616              1,616
                                                             ---------------  ----------------  ---------------
Net loss ..............................................     $(24,178,747)      $ (5,007,081)      $(29,185,828)
                                                             ---------------  ----------------  ---------------
                                                             ---------------  ----------------  ---------------


Basic and diluted net loss per share ..................     $      (1.49)             (3.54)             (1.65)
                                                             ---------------  ----------------  ---------------
                                                             ---------------  ----------------  ---------------
Weighted average shares outstanding used in
  computing basic and diluted net loss per share ......        16,244,563          1,415,312         17,659,875
                                                             ---------------  ----------------  ---------------
                                                             ---------------  ----------------  ---------------

                     See accompanying notes to the pro forma
                 condensed consolidated financial information.

                                ASK JEEVES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                                                            NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                                    --------------------------------------------------
                                                                                                         PRO FORMA
                                                                      ASK JEEVES       NET EFFECT         COMBINED
                                                                    ---------------  ----------------  ---------------
Revenue
   Consumer .....................................................      $   155,386   $            --       $   155,386
   Corporate ....................................................            7,500            75,550            83,050
                                                                    ---------------  ----------------  ---------------
Total Revenues ..................................................          162,886            75,550           238,436

Cost of Revenue
   Consumer .....................................................          285,249                --           285,249
   Corporate ....................................................          111,585            52,133           163,718
                                                                    ---------------  ----------------  ---------------
Total cost of revenues ..........................................          396,834            52,133           448,967
                                                                    ---------------  ----------------  ---------------
Gross profit/(loss) .............................................        (233,948)            23,417         (210,531)


Operating expenses:
   Product development ..........................................          524,423           358,347           882,770
   Sales and marketing ..........................................          588,043           365,080           953,123
   General and administrative ...................................          495,524           644,402         1,139,926
                                                                    ---------------  ----------------  ---------------
Total operating expenses ........................................        1,607,990         1,367,829         2,975,819
                                                                    ---------------  ----------------  ---------------
Operating loss ..................................................      (1,841,938)       (1,344,412)       (3,186,350)

Interest Income .................................................           14,733            66,255            80,988
                                                                    ---------------  ----------------  ---------------

Net loss before provision for income tax ........................      (1,827,205)       (1,278,157)       (3,105,362)
Provision for income taxes ......................................               --               800               800
                                                                    ---------------  ----------------  ---------------
Net loss ........................................................     $(1,827,205)      $(1,278,957)      $(3,106,162)
                                                                    ---------------  ----------------  ---------------
                                                                    ---------------  ----------------  ---------------

Basic and diluted net loss per share ............................     $      (.24)      $     (2.31)      $      (.39)
                                                                    ---------------  ----------------  ---------------
                                                                    ---------------  ----------------  ---------------

Weighted average shares outstanding used in computing basic
and diluted net loss per share ..................................        7,468,860           552,666         8,021,526
                                                                    ---------------  ----------------  ---------------
                                                                    ---------------  ----------------  ---------------

                     See accompanying notes to the pro forma
                 condensed consolidated financial information.

                                ASK JEEVES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS



                                                                   YEAR ENDED DECEMBER 31, 1998
                                                           --------------------------------------------------
                                                                                                PRO FORMA
                                                             ASK JEEVES       NET EFFECT         COMBINED
                                                           ---------------  ----------------  ---------------
Revenue
   Consumer ...........................................      $   577,159      $         --       $   577,159
   Corporate ..........................................           15,500           207,739           223,239
                                                           ---------------  ----------------  ---------------
Total Revenues ........................................          592,659           207,739           800,398

Cost of Revenue
   Consumer ...........................................          602,716                --           602,716
   Corporate ..........................................          455,978           340,698           796,676
                                                           ---------------  ----------------  ---------------
Total cost of revenues ................................        1,058,694           340,698         1,399,392
                                                           ---------------  ----------------  ---------------
Gross profit/(loss) ...................................        (466,035)         (132,959)         (598,994)

Operating expenses:
   Product development ................................        1,104,193           608,273         1,712,466
   Sales and marketing ................................        1,613,846           687,262         2,301,108
   General and administrative .........................        1,100,921         1,223,063         2,323,984
   Amortization of deferred stock compensation ........           29,010                --            29,010
                                                           ---------------  ----------------  ---------------
Total operating expenses ..............................        3,847,970         2,518,598         6,366,568
                                                           ---------------  ----------------  ---------------
Operating loss ........................................      (4,314,005)       (2,651,557)       (6,965,562)
Interest Income .......................................           52,380           107,623           160,003
                                                           ---------------  ----------------  ---------------
Net loss before provision for income tax ..............      (4,261,625)       (2,543,934)       (6,805,559)
Provision for income taxes ............................               --               800               800
                                                           ---------------  ----------------  ---------------

Net loss ..............................................     $(4,261,625)      $(2,544,734)      $(6,806,359)
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------

Basic and diluted net loss per share ..................     $      (.48)      $     (3.40)      $      (.71)
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------

Weighted average shares outstanding used in
  computing basic and diluted net loss per share ......        8,828,046           749,055         9,577,101
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------


                     See accompanying notes to the pro forma
                 condensed consolidated financial information.

                                ASK JEEVES, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS



                                                                   YEAR ENDED DECEMBER 31, 1997
                                                           --------------------------------------------------
                                                                                                PRO FORMA
                                                             ASK JEEVES       NET EFFECT         COMBINED
                                                           ---------------  ----------------  ---------------
Revenue
   Consumer ...........................................     $         --      $         --     $          --
   Corporate ..........................................               --            22,603            22,603
                                                           ---------------  ----------------  ---------------
Total Revenues ........................................               --            22,603            22,603

Cost of Revenue
   Consumer ...........................................               --                --                --
   Corporate ..........................................               --                --                --
                                                           ---------------  ----------------  ---------------
Total cost of revenues ................................               --                --                --
                                                           ---------------  ----------------  ---------------
Gross profit ..........................................               --            22,603            22,603

Operating expenses:
   Product development ................................          319,824           120,916           440,740
   Sales and marketing ................................           17,509            76,705            94,214
   General and administrative .........................          114,651           102,372           217,023
                                                           ---------------  ----------------  ---------------
Total operating expenses ..............................          451,984           299,993           751,977
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------
Operating loss ........................................        (451,984)         (277,390)         (729,374)
Interest Income .......................................            4,207             1,328             5,535
                                                           ---------------  ----------------  ---------------
Net loss before provision for income tax ..............        (447,777)         (276,062)         (723,839)
Provision for income taxes ............................               --               800               800
                                                           ---------------  ----------------  ---------------

Net loss ..............................................     $  (447,777)      $  (276,862)      $  (724,639)
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------

Basic and diluted net loss per share ..................     $      (.13)      $     (3.68)      $      (.21)
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------
Weighted average shares outstanding used in
  computing basic and diluted net loss per share ......        3,319,187            75,210         3,394,397
                                                           ---------------  ----------------  ---------------
                                                           ---------------  ----------------  ---------------

                     See accompanying notes to the pro forma
                 condensed consolidated financial information.

                                ASK JEEVES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


1.   BASIS OF PRESENTATION

     PRO FORMA BASIS OF PRESENTATION

          The unaudited pro forma condensed consolidated financial statements of Ask Jeeves, Inc. and Net Effect Systems, Inc. gives retroactive effect to the merger, which is being accounted for as a pooling of interests and, as a result, the unaudited pro forma condensed combined balance sheets and statements of operations are presented as if Ask Jeeves, Inc. and Net Effect Systems, Inc. had been combined for all periods presented.

          The pro forma condensed consolidated financial statements reflect the issuance of a total of 1,631,880 shares of Ask Jeeves, Inc. common stock for all of the outstanding shares of Net Effect. In addition, options to purchase Net Effect Systems, Inc. Common Stock were converted into options to purchase 497,342 shares of Ask Jeeves, Inc. Common Stock.

2.   MERGER TRANSACTION COSTS

          Ask Jeeves, Inc. and Net Effect System, Inc. incurred transaction costs of approximately $6.1 million associated with the merger, including approximately $5.0 million for banker fee and expenses, $330,000 for audit fees and $488,000 for legal fees. There can be no assurance that Ask Jeeves, Inc. will not incur additional charges in subsequent quarters to reflect costs associated with the merger or that management will be successful in their efforts to integrate the operations of the respective companies.


3.   PRO FORMA NET LOSS PER SHARE

          The pro forma consolidated basic and diluted net loss per share is based on the combined weighted average number of common shares of Ask Jeeves, Inc. Common Stock and Net Effect Systems, Inc. Common Stock outstanding for each period using the relevant exchange ratios based on the issuance of 2,129,222 shares of Ask Jeeves, Inc. Common Stock for all of the outstanding shares of Net Effect Systems, Inc. All convertible preferred stock, warrants and employee stock options have been included in the computation of pro forma combined diluted net income per share using the treasury stock method to the extent such instruments are dilutive for the periods presented.

(C)  EXHIBITS

The following Exhibit is filed as part of this report:

     2.1 Agreement and Plan of Merger and Reorganization, dated November 14, 1999, by and among Ask Jeeves, Inc., a Delaware corporation, Neutral Acquisition Corp., a Delaware corporation, and Net Effect Systems, Inc., a Delaware corporation (included as Exhibit 2.1 to Parent's Current Report on Form 8-K (File No.000-26521) filed with the Commission on November 14, 1999)

    99.1          Supplementary Financial Statements of Net Effect Systems, Inc.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   ASK JEEVES, INC.



Dated:  January 20, 2000                        By: /s/ Amy Slater
                                                    -------------------------
                                                         AMY SLATER
                                                 GENERAL COUNSEL AND SECRETARY

                                INDEX TO EXHIBITS




        2.1 Agreement and Plan of Merger and Reorganization, dated November 14, 1999, by and among Ask Jeeves, Inc., a Delaware corporation, Neutral Acquisition Corp., a Delaware corporation, and Net Effect Systems, Inc., a Delaware corporation (included as Exhibit 2.1 to Parent's Current Report on Form 8-K (File No. 000-26521) filed with the Commission on November 14, 1999)

       99.1           Supplementary Financial Statements of Net Effect Systems,
                      Inc.